UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     September 2, 2005

BALLY TOTAL FITNESS HOLDING CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-27478	36-3228107

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8700 West Bryn Mawr Avenue, Chicago, Illinois	60631

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code     (773) 380-3000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

BALLY TOTAL FITNESS HOLDING CORPORATION
FORM 8-K
Current Report

Item 1.01	Entry into a Material Definitive Agreement.

On September 2, 2005, Bally Total Fitness Holding Corporation (“Bally” or “Company”) entered into: (i) a supplemental indenture (the “Senior Notes Supplemental Indenture”) with U.S. Bank National Association, as trustee (the “Trustee”), which amended the Indenture dated as of July 2, 2003, as supplemented on July 22, 2003, among Bally, as issuer, certain subsidiaries of Bally, as guarantors, and the Trustee (the “Senior Notes Indenture”), which governs Bally’s 10-1/2% Senior Notes due 2011 (the “Senior Notes”) and (ii) a supplemental indenture (the “Senior Subordinated Notes Supplemental Indenture”), which amended the Indenture dated as of December 16, 1998, between Bally and the Trustee (the “Senior Subordinated Notes Indenture” and, together with the Senior Notes Indenture, the “Indentures”), which governs Bally’s 9-7/8% Senior Subordinated Notes due 2007 (the “Senior Subordinated Notes” and, together with the Senior Notes, the “Notes”). The Senior Notes Supplemental Indenture and Senior Subordinated Notes Supplemental Indenture are collectively referred to herein as the “Supplemental Indentures.”

The Supplemental Indentures were entered into in connection with the successful completion of Bally’s solicitation of consents from holders of the Senior Notes and receipt of consents from holders of a majority of the Senior Subordinated Notes to a limited waiver of certain past Defaults or Event of Defaults under the Indentures arising from the failure by Bally to file certain information with the Securities and Exchange Commission, and furnish such information to the holders of the Notes and the Trustee. In addition, the Supplemental Indentures amended the Indentures to waive future compliance by Bally with Section 7.4 of each Indenture, which require Bally to file with the Securities and Exchange Commission, and furnish to the holders of Notes and the Trustee, reports required to be filed pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”), until November 30, 2005.

The preceding description of the terms of the Supplemental Indentures is qualified in its entirety by reference to the text of the Supplemental Indentures, which are attached hereto as Exhibit 4.1 and Exhibit 4.2.

Item 9.01	Financial Statements and Exhibits.

(c) Exhibits

4.1	Supplemental Indenture, dated as of September 2, 2005, among Bally Total Fitness Holding Corporation and U.S. Bank National Association, as trustee for the Registrant’s 10-1/2% Senior Notes due 2011.

4.2	Supplemental Indenture, dated as of September 2, 2005, among Bally Total Fitness Holding Corporation and U.S. Bank National Association, as trustee for the Registrant’s 9-7/8% Senior Subordinated Notes due 2007.

           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

BALLY TOTAL FITNESS HOLDING CORPORATION

Registrant

Dated: September 7, 2005	/s/ Marc D. Bassewitz

Marc D. Bassewitz
Senior Vice President, Secretary and General Counsel